Exhibit 10.8.5

AMENDMENT TO LOAN DOCUMENTS

Amendment (this “Amendment”) dated as of October 6, 2011 among Newtek Small Business Finance, Inc. (the “Borrower”), Capital One, National Association (the “Lender”), and the guarantors listed on the signature pages hereto (collectively, the “Guarantors” and individually, a “Guarantor”).

BACKGROUND

The Borrower and the Lender are parties to an Amended and Restated Loan and Security Agreement dated June 16, 2011 (the “2011 Loan Agreement”) pursuant to which, on the terms and conditions set forth in the 2011 Loan Agreement, the Lender has agreed to provide working capital financing to Borrower to finance the origination of SBA 7(a) loans, and each of the Guarantors has executed and delivered in favor of the Lender amended and restated guarantees of payment and performance (the “2011 Amended and Restated Guarantees”). The Borrower has requested certain amendments to the 2011 Loan Agreement and certain other Loan Documents, and the Lender has agreed to make such amendments, all upon the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment (including in the section above captioned “BACKGROUND”) shall have the meanings given to them in the 2011 Loan Agreement.

2. Amendments to 2011 Loan Agreement and the Loan Documents.

(a) The term “Advances-Guaranteed Loans Maturity Date” set forth in Section 1.1 of the 2011 Loan Agreement is hereby amended by deleting the date “December 15, 2012” contained therein and by inserting the date “September 30, 2013” in its place.

(b) The term “Advances-Non-Guaranteed Loans Maturity Date” set forth in Section 1.1 of the 2011 Loan Agreement is hereby amended by deleting the date “December 16, 2012” contained therein and by inserting the date “September 30, 2013” in its place.

(c) The term “Non-Guaranteed Term Loan Conversion Date” is hereby amended by deleting the date “December 16, 2012” contained therein and by inserting the date “September 30, 2013” it its place.

(d) The term “Non-Guaranteed Term Loan Maturity Date” set forth in Section 1.1 of the 2011 Loan Agreement is hereby amended by deleting the date “December 1, 2015” contained therein and by inserting the date “October 1, 2016” in its place.

(e) The term “Termination Date” set forth in Section 1.1 of the 2011 Loan Agreement is hereby amended by deleting the date December 1, 2015 in clause (a)(iii) therein and by inserting the date “September 30, 2016” in its place.

(f) The last sentence of Section 5.12 of the 2011 Loan Agreement is hereby amended and restated in its entirety to read as follows: “No labor contract of Borrower is scheduled to expire prior to the Non-Guaranteed Loan Maturity Date.”.

(g) Exhibit B-3 to the 2011 Loan Agreement is hereby deleted and a new Exhibit B-3, in the form attached to this Amendment as Annex I, is hereby inserted in its place.

3. Condition to Effectiveness. This Amendment shall become effective (the “Effective Date”) upon the satisfaction by the Borrower and the Guarantors of the following conditions precedent: (a) the Borrower, the Lender and the other signatories hereto shall have duly executed and delivered to each other a fully executed counterpart of this Amendment; (b) the Borrower shall have paid to (i) the Lender a fully earned and non-refundable amendment fee in the amount of $100,000, and (ii) Troutman Sanders LLP all legal fees and expenses incurred in connection with this Amendment and the other Loan Documents through the date of this Amendment, in each case by wire transfer of immediately available funds, or in such other manner as may be acceptable to the Lender and Troutman Sanders LLP, as applicable; and (c) all legal and other matters incident to the execution, delivery and performance of this Amendment and all other documents and instruments contemplated hereby and thereby shall be satisfactory in form and substance to the Lender and its counsel.

4. Representations and Warranties; Release. The Borrower and the Guarantors each hereby represents and warrants that, both immediately before and after giving effect to this Amendment: (a) the 2011 Loan Agreement and the other Loan Documents thereunder and the Loan and Security Agreement dated as of April 30, 2010 (as amended to date, the “2010 Loan Agreement”) among the borrowers named therein and the Lender, and the other “Loan Documents” as defined therein (collectively, the “Capital One Financing Documents”) constitute legal, valid and binding obligations of the Borrower, such borrowers and the Guarantors, as applicable, and are enforceable against the Borrower, such borrowers and the Guarantors, as applicable, in accordance with their respective terms; (b) the Borrower and the Guarantors each hereby reaffirms all covenants, representations and warranties made by it in the Capital One Financing Documents and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment, except to the extent that any such representation or warranty relates to a specific date, in which case such representation or warranty shall be true and correct as of such earlier date; and (c) no Default or Event of Default has occurred and is continuing. In addition, to induce the Lender to agree to this Amendment, the Borrower, such borrowers and the Guarantors each represents and warrants that as of the date of its execution of this Amendment, there are no claims or offsets against, or rights of recoupment with respect to, or defenses or counterclaims to its obligations under, the Capital One Financing Documents, and, in accordance therewith, the Borrower, such borrowers and the Guarantors each hereby waives any and all such claims, offsets, rights of recoupment, defenses or counterclaims, whether known or unknown, arising prior to the date of this Amendment, and releases and discharges the Lender and its officers, directors, employees, agents, stockholders, affiliates and attorneys (collectively, the “Released Parties”) from any and all obligations, indebtedness, liabilities, claims, rights, causes of action or demands whatsoever, whether known or unknown, suspected or unsuspected, in law or equity, which the Borrower, such borrowers or any Guarantor ever had or now has against the Released Parties, or any of them, arising prior to the date hereof and from, arising out of, or relating to Capital One Financing Documents and the transactions contemplated thereby.

5. Effect on the Credit Agreement. Except as expressly set forth herein, the Capital One Financing Documents shall remain in full force and effect in accordance with their respective terms, and are hereby ratified and confirmed. Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender, or any Default or Event of Default under the Capital One Financing Documents, nor constitute a consent to or waiver of any departure from or non-compliance with any other provision of the Capital One Financing Documents. This Amendment shall be deemed to be a Loan Document under the 2011 Loan Agreement. Any breach or default in, or any non-compliance with, any of the terms and conditions of this Amendment by the Borrower or any other Loan Party shall constitute an Event of Default under the Capital One Loan Documents without notice or lapse of time or both.

6. Governing Law. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to conflicts of laws principles that would defer to the laws of a jurisdiction other than the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts; Facsimile or Electronic Transmission. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission or other electronic transmission shall be deemed to be an original signature hereto.

9. Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

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SIGNATURE PAGE TO AMENDMENT TO 2011 LOAN DOCUMENTS

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first above written.

NEWTEK SMALL BUSINESS FINANCE, INC.

By: /s/ Peter Downs
Name: Peter Downs
Title: President

CRYSTALTECH WEB HOSTING, INC.

By: /s/ Barry Sloane
Name: Barry Sloane
Title: Chief Executive Officer

NEWTEK BUSINESS SERVICES, INC.

By: /s/ Barry Sloane
Name: Barry Sloane
Title: Chief Executive Officer

SMALL BUSINESS LENDING, INC.

By: /s/ Barry Sloane
Name: Barry Sloane
Title: Chief Executive Officer

UNIVERSAL PROCESSING SERVICES OF WISCONSIN LLC

By: /s/ Barry Sloane
Name: Barry Sloane
Title: Chief Executive Officer

CCC REAL ESTATE HOLDING CO. LLC

By: /s/ Barry Sloane
Name: Barry Sloane
Title: Chief Executive Officer

SIGNATURE PAGE TO AMENDMENT TO 2011 LOAN DOCUMENTS

NEWTEK INSURANCE AGENCY, LLC

By: /s/ Barry Sloane
Name: Barry Sloane
Title: Chief Executive Officer

PMTWORKS PAYROLL LLC

By: /s/ Barry Sloane
Name: Barry Sloane
Title: Secretary

SIGNATURE PAGE TO AMENDMENT TO 2011 LOAN DOCUMENTS

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Brian Talty
Name: Brian Talty
Title: Senior Vice President

ANNEX I

NON-GUARANTEED TERM NOTE

$	New York, New York September 30, 2016

FOR VALUE RECEIVED, the undersigned, NEWTEK SMALL BUSINESS FINANCE, INC. (“Borrower”), hereby unconditionally promises to pay to the order of CAPITAL ONE, NATIONAL ASSOCIATION (“Lender”) at the office of Lender at 275 Broadhollow Road, Melville, New York 11747, or at such other place as Lender may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of                                          ($                            ), all as provided under the terms of that certain Loan and Security Agreement of even date herewith between Borrower and Lender (as amended, supplemented, restated, superseded or otherwise modified from time to time, the “Loan Agreement”). This Non-Guaranteed Term Note (this “Note”) is issued in accordance with the provisions of the Loan Agreement and is entitled to the benefits and security of the Loan Agreement and the other Loan Documents, and reference is hereby made to the Loan Agreement for a statement of the terms and conditions under which the Advances evidenced hereby may be made and are required to be repaid. All capitalized terms used herein (which are not otherwise specifically defined herein) shall be used in this Note as defined in the Loan Agreement. Reference is hereby made to the Loan Agreement for a statement of the terms and conditions under which the Non-Guaranteed Term Loan evidenced hereby was made and is required to be repaid. Capitalized terms used herein (which are not otherwise specifically defined herein) shall be used in this Note as defined in the Loan Agreement.

The outstanding principal balance of the Non-Guaranteed Term Loan evidenced by this Note shall be due and payable in 36 consecutive monthly installments commencing on October 1, 2013 and continuing on the first day of each calendar month thereafter until this Note shall be paid in full or, if earlier, on the applicable Termination Date for such Loan or on such earlier date as provided for in the Loan Agreement.

Borrower may prepay this Note at any time in whole or in part without premium or penalty in accordance with the terms and provisions of the Loan Agreement. Any partial prepayment shall be applied to installments of the Non-Guaranteed Term Loan as provided for in the Loan Agreement.

Borrower promises to pay interest from the date hereof until payment in full hereof on the unpaid principal balance of the Non-Guaranteed Term Loan evidenced by this Note at the per annum rate or rates set forth in the Loan Agreement. Interest on the unpaid principal balance of the Non-Guaranteed Term Loan evidenced by this Note shall be payable on the dates and in the manner set forth in the Loan Agreement (including, without limitation, Section 2.5(b) of the Loan Agreement). Interest as aforesaid shall be computed and charged at the Interest Rate or, if applicable, at the Default Rate, for the actual number of days elapsed on the basis of a year consisting of 360 days. The date of funding of the Non-Guaranteed Term Loan shall be included in the calculation of interest, but the date of payment with respect to such Loan shall be excluded from the calculation of interest.

Upon the occurrence of an Event of Default, and as provided in the Loan Agreement, the Loan evidenced by this Note may be declared immediately due and payable without demand,

notice or legal process of any kind; provided, that upon the occurrence of an Event of Default pursuant to the provisions of Section 8.1(l) or Section 8.1(m) of the Loan Agreement, the Loan evidenced by this Note shall automatically be due and payable, without demand, notice or action of any kind whatsoever.

Payments received in respect of the Non-Guaranteed Term Loan shall be applied in accordance with the Loan Agreement.

Presentment, demand, protest and notice of presentment, demand, nonpayment and protest are each hereby waived by Borrower.

Any notice, demand or request relating to any matter set forth in this Note shall be given in the manner provided for in the Loan Agreement.

This Note may not be waived, changed, modified, terminated or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification, termination or discharge is sought.

BORROWER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS NOTE, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. BORROWER AND LENDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

BORROWER HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY OR ON BEHALF OF LENDER ON THIS NOTE ANY AND EVERY RIGHT BORROWER MAY HAVE TO (I) INJUNCTIVE RELIEF, (II) INTERPOSE ANY COUNTERCLAIM THEREIN (OTHER THAN COMPULSORY COUNTERCLAIMS), AND (III) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING HEREIN SHALL PREVENT OR PROHIBIT BORROWER FROM INSTITUTION OR MAINTAINING A SEPARATE ACTION AGAINST LENDER WITH RESPECT TO ANY ASSERTED CLAIM.

THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES THAT WOULD PERMIT THE APPLICATION TO THIS NOTE OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE. Borrower hereby irrevocably submits to the non-exclusive jurisdiction of the federal and state courts located in the City of New York, Borough of Manhattan over any suit, action or proceeding arising out of or relating to this Note, and Borrower hereby agrees and

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consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any suit, action or proceeding in any such court may be made by certified or registered mail, return receipt requested, directed to Borrower at its address set forth in the Loan Agreement, and service so made shall be complete five (5) days after the same shall have been so mailed.

Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but in case any provision of or obligation under this Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. Whenever in this Note reference is made to Lender or Borrower, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Note shall be binding upon Borrower and its successors and assigns, and shall inure to the benefit of Lender and its successors and assigns, except that Borrower may not assign this Note without the written consent of Lender. This Note shall be deemed to be a Loan Document.

NEWTEK SMALL BUSINESS FINANCE, INC.

By:
Name: Peter Downs
Title: President

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